               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                                 ANNUAL REPORT

Dear Investor:

FUND PERFORMANCE

The year 2000 turned out to be a disappointing one with common stock returns finishing in the negative for the first time since 1990. Transamerica Occidental's Separate Account Fund B finished the year down 11.55% while the S&P 500 finished the year down with a 10.14% return. The year 2000 was the first year in nine years that Fund B failed to beat the S&P 500. However, the Fund's long-term investment track record remains stellar. For the 5 and 10 years ended December 31, 2000, Fund B had an annual average return of 28.26% and 27.11% respectively.

PORTFOLIO MANAGER COMMENTS

As the year 2000 progressed, it became quite clear that the Federal Reserve's six straight interest rate increases would ultimately impact the economy. The Fed's stance combined with a crash in NASDAQ and dot.com stocks was simply too much for the equity markets to overcome. By mid-year, weakness in technology spending began to surface in the desktop computer market, eventually spreading to the rest of the technology and telecommunication sectors. In addition, economic weakness in basic industry groups like chemical, steel, and autos also began to emerge. With investor uncertainty high, leading performers in the stock market were utility, financial, and healthcare stocks. These defensive groups tend to perform well in uncertain times.

Although Fund B made significant sales in technology stocks this year, it was still impacted by the decline in the NASDAQ. We shifted the Fund away from its heavy weighting in technology and incrementally added to our position in financial services as well as cable and satellite TV. We are strong believers that the cable and satellite TV industries are entering a new age where the availability of new digital services and fast cable modems for the desktop computer will result in new avenues of growth. We feel Comcast and Cox Communications are best positioned in the cable TV industry and Hughes Electronics through its subsidiary, Direct TV, is best positioned in satellite TV.

GOING FORWARD

Looking forward, we are much more optimistic. Valuation levels have come down to more reasonable levels. Significant stimulus in both fiscal and monetary policy should improve economic and market psychology as the new administration moves to cut taxes and the Fed moves to lower interest rates. We also believe our long-term outlook for low inflation and high productivity and growth remains intact. Technological innovation will continue to drive productivity increases and high returns on capital and will not be stopped by a fleeting pause in economic growth. We believe that once the market can define the downside in corporate earnings, it will look past the valley of earnings despair and look forward to a more prosperous day where earnings will once shine again.

Thank you for your continued interest in Fund B.

                                            /s/ Gary U. Rolle
                                             Gary U. Rolle
                                             President and
                                             Chairman, Board of Managers
                                             Transamerica Occidental's
                                             Separate Account Fund B

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. VALUE WILL FLUCTUATE; CAN LOSE PRINCIPAL.

                       TABLE OF ACCUMULATION UNIT VALUES

                                 Accumulation
        End of Quarter            Unit Value
        --------------           ------------
December, 1990.................    3.518587
March, 1991....................    4.337042
June, 1991.....................    4.288242
September, 1991................    4.480883
December, 1991.................    4.908113
March, 1992....................    4.895752
June, 1992.....................    4.798707
September, 1992................    4.981578
December, 1992.................    5.580041
March, 1993....................    5.893141
June, 1993.....................    6.139891
September, 1993................    6.868266
December, 1993.................    6.851062
March, 1994....................    6.629959
June, 1994.....................    6.325672
September, 1994................    6.905430
December, 1994.................    7.364882
March, 1995....................    8.376121
June, 1995.....................    9.806528
September, 1995................   11.275672
December, 1995.................   11.163517

                                 Accumulation
        End of Quarter            Unit Value
        --------------           ------------
March, 1996....................   11.495829
June, 1996.....................   12.356950
September, 1996................   13.007681
December, 1996.................   14.289273
March, 1997....................   14.574090
June, 1997.....................   18.948025
September, 1997................   22.762719
December, 1997.................   20.822981
March, 1998....................   24.769837
June, 1998.....................   26.122076
September, 1998................   24.532238
December, 1998.................   31.039623
March, 1999....................   36.274720
June, 1999.....................   36.182643
September, 1999................   33.766134
December, 1999.................   43.812753
March, 2000....................   49.902772
June, 2000.....................   46.517366
September, 2000................   45.550563
December, 2000.................   38.753772

The table above covers the period from December, 1990, to December, 2000. The results shown should not be considered a representation of the gain or loss which may be realized from an investment made in the Fund today.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2000

Number
  of                                                 Market
Shares                 Common Stocks                Value(1)
------                 -------------                --------
          AUTOMOBILE (1.96%)
100,000   General Motor Corp..................... $  2,300,000
                                                  ------------
          BANKING (4.86%)
70,000    Northern Trust Corp....................    5,709,375
                                                  ------------
          BROADCASTING (2.48%)
60,000    Clear Channel Communications, Inc.*....    2,906,250
                                                  ------------
          BUSINESS SERVICES (10.01%)
70,000    American Express.......................    3,845,625
150,000   First Data Corporation.................    7,903,125
                                                  ------------
                                                    11,748,750
                                                  ------------
          CAPITAL GOODS (1.87%)
70,000    Sealed Air Corp .......................    2,135,000
                                                  ------------
          COMMERCIAL SERVICES (3.77%)
200,000   Sodexho Marriott Services, Inc.*.......    4,425,000
                                                  ------------
          COMMUNICATION SERVICES (12.13%)
70,000    Cox Communications.....................    3,259,375
140,000   Comcast Corp...........................    5,845,000
125,000   Qwest Communications International,        5,125,000
           Inc.*.................................
                                                  ------------
                                                    14,229,375
                                                  ------------
          COMPUTERS & BUSINESS EQUIPMENT (7.90%)
150,000   Dell Computer Corporation*.............    2,615,625
100,000   EMC Corporation*.......................    6,650,000
                                                  ------------
                                                     9,265,625
                                                  ------------
          DRUGS & HEALTHCARE (6.39%)
125,000   CVS Corp...............................    7,492,188
                                                  ------------
          ELECTRONICS (6.09%)
80,000    Applied Materials, Inc.*...............    3,055,000
135,000   Intel Corporation......................    4,083,748
                                                  ------------
                                                     7,138,748
                                                  ------------

Number
  of                                                 Market
Shares                 Common Stocks                Value(1)
------                 -------------                --------
          FINANCIAL SERVICES (6.05%)
250,000   Charles Schwab Corp.................... $  7,093,750
                                                  ------------
          RETAIL GROCERY (5.86%)
110,000   Safeway, Inc.*.........................    6,875,000
                                                  ------------
          SOFTWARE (4.12%)
45,000    Agile Software Corp....................    2,221,875
60,000    Microsoft Corporation*.................    2,610,000
                                                  ------------
                                                     4,831,875
                                                  ------------
          TECHNOLOGY (12.45%)
60,000    Agilent Technologies, Inc..............    3,285,000
120,000   3Com Corp..............................    1,020,000
21,400    Digital Think INC......................      365,138
75,000    Maxim Integrated Products, Inc.........    3,585,938
140,001   Palm, Inc..............................    3,963,778
25,000    SYMYX Technologies, Inc................      900,000
20,000    Verisign, Inc. ........................    1,483,750
                                                  ------------
                                                    14,603,604
                                                  ------------
          TELECOMMUNICATION EQUIPMENT (8.95%)
70,000    QUALCOMM, Inc. ........................    5,753,125
75,000    RF Micro Devices, Inc.* ...............    2,057,813
75,000    Vodaphone Group PLC-SP ADR.............    2,685,938
                                                  ------------
                                                    10,496,876
                                                  ------------
          TRUCKING & FREIGHT FORWARDING (5.01%)
100,000   United Parcel Services, Inc. ..........    5,881,250
                                                  ------------

                                                   117,132,666
          TOTAL COMMON STOCK (99.90%)............
                                                  ============
                                                       208,753
          Cash, Cash Equivalents and Receivables
           Less Liabilities (0.10%)..............
                                                  ------------
                                                  $117,341,419
          NET ASSETS (100.00%)...................
                                                  ============

------------

(1) Common stocks are valued at the last closing price for securities traded on a national stock exchange and the bid price for unlisted securities.

 *  Indicates non-income producing stocks.

See notes to financial statements.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                            STATEMENT OF NET ASSETS

                               DECEMBER 31, 2000

ASSETS:
Investments in common stock -- at market value (cost
  $87,362,559)..............................................    $117,132,666
Cash and cash equivalents...................................       2,204,973
Dividends and interest receivable...........................          40,660
                                                                ------------
     TOTAL ASSETS...........................................     119,378,299
LIABILITIES:
Due to Transamerica Occidental's general account............       2,036,880
                                                                ------------
NET ASSETS..................................................    $117,341,419
                                                                ============
Net assets attributed to variable annuity
  contractholders -- 3,009,338 units at $38.753772 per
  unit......................................................    $116,623,203
Reserve for retired annuitants -- Note C....................         718,216
                                                                ------------
                                                                $117,341,419
                                                                ============

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                               Year ended        Year ended
                                                              December 31,      December 31,
                                                                  2000              1999
                                                              ------------      ------------
Net investment loss.........................................  $ (1,530,299)     $ (1,127,106)
Net realized gain from security transactions................    34,059,581        20,905,486
Net change in unrealized appreciation/depreciation on
  investments...............................................   (46,900,631)       20,097,581
                                                              ------------      ------------
Net increase (decrease) in net assets resulting from
  operations................................................   (14,371,349)       39,875,961
Variable annuity deposits (net of sales and administration
  expenses and applicable state premium taxes)..............        37,060            38,703
Payments to Contract Owners:
  Annuity payments..........................................       (94,496)          (80,406)
  Terminations and withdrawals..............................    (3,476,136)       (3,892,204)
Adjustment for mortality guarantees on retired annuitants...       141,291            32,477
                                                              ------------      ------------
Total increase (decrease) in net assets.....................   (17,763,630)       35,974,531
Balance at beginning of period..............................   135,105,049        99,130,518
                                                              ------------      ------------
Balance at end of period....................................  $117,341,419      $135,105,049
                                                              ============      ============

See notes to financial statements.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                            STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 2000

NET INVESTMENT LOSS
  INCOME:
     Dividends..............................................  $    212,451
     Interest...............................................        81,302
                                                              ------------
       Total investment income..............................       293,753
                                                              ------------
  EXPENSES:
     Investment management services.........................       421,444
     Mortality and expense risk charges.....................     1,402,608
                                                              ------------
       Total expenses.......................................     1,824,052
                                                              ------------
  Net investment loss.......................................    (1,530,299)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized gain from security transactions..............    34,059,581
  Net change in unrealized appreciation/depreciation on
     investments............................................   (46,900,631)
                                                              ------------
  Net realized and unrealized loss on investments...........   (12,841,050)
                                                              ------------
       Net decrease in net assets resulting from
        operations..........................................  $(14,371,349)
                                                              ============

See notes to financial statements.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                         NOTES TO FINANCIAL STATEMENTS

NOTE A -- ACCOUNTING POLICIES

     Transamerica Occidental's Separate Account Fund B (the Fund) is registered under the Investment Company Act of 1940 as an open-end diversified investment company. The Fund's investment objective is long-term capital growth.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as additional information becomes known which could impact the amounts reported and disclosed herein.

Investment in Securities

     Common stocks are valued at the last closing price for securities traded on a national stock exchange and the bid price for unlisted securities. The cost of securities purchased (excluding short-term investments) and proceeds from sales aggregated $68,614,978 and $73,635,745, respectively, in 2000. The Fund had gross unrealized gains of $36,782,809 and gross unrealized losses of $7,012,702 at December 31, 2000 related to these investments. Realized gains and losses on investments are determined using the average cost method.

Cash Equivalents

     Cash equivalents consist of money market funds invested daily from excess cash balances on deposit.

Federal Income Taxes

     Operations of the Fund form a part of, and are taxed with, those of Transamerica Occidental Life Insurance Company (Transamerica Occidental Life), which is taxed as a "life insurance company" under the Internal Revenue Code. Transamerica Occidental Life will not charge the Fund for income taxes applicable to its investment in the Fund. Under current law, income from assets maintained in the Fund for the exclusive benefit of Participants is in general not subject to federal income tax.

Expenses

     The value of the Fund has been reduced by charges on each valuation date for investment management services on the basis of an annual rate of 0.3% and mortality and expense risks on the basis of an annual rate of 1.0%. These charges are paid to Transamerica Occidental Life.

Other

     The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

NOTE B -- TRANSAMERICA OCCIDENTAL LIFE INVESTMENT

     As of December 31, 2000, Transamerica Occidental Life had deposited $2,000,000 (current fund value of $82,834,519) in the Fund under an amendment to the California Insurance Code which permits domestic life insurers to allocate amounts to such accounts. Transamerica Occidental Life is entitled to withdraw all but $100,000 of its proportionate share of the Fund, in whole or in part, at any time.

NOTE C -- RESERVES FOR RETIRED ANNUITANTS

     Reserves for retired annuitants are computed using The Annuity Table for 1949, ultimate, one year age set back and an assumed investment earnings rate of 3 1/2%.

NOTE D -- REMUNERATION

     No remuneration was paid during 2000 by Transamerica Occidental's Separate Account Fund B to any member of the Board of Managers or officer of Fund B or any affiliated person of such members or officers.

FINANCIAL HIGHLIGHTS

     Selected data for an accumulation unit outstanding throughout each period are as follows:

                                                    2000       1999       1998       1997       1996
                                                   -------    -------    -------    -------    -------
Investment income................................  $ 0.096    $ 0.097    $ 0.098    $ 0.077    $ 0.071
Expenses.........................................    0.598      0.456      0.328      0.244      0.163
                                                   -------    -------    -------    -------    -------
Net investment loss..............................   (0.502)    (0.359)    (0.230)    (0.167)    (0.092)
Net realized and unrealized gain (loss) on
  investments....................................   (4.558)    13.132     10.447      6.701      3.217
                                                   -------    -------    -------    -------    -------
    Net increase (decrease) in accumulation unit
      value......................................   (5.059)    12.773     10.217      6.534      3.125
Accumulation unit value:
  Beginning of period............................   43.813     31.040     20.823     14.289     11.164
                                                   -------    -------    -------    -------    -------
  End of period..................................  $38.754    $43.813    $31.040    $20.823    $14.289
                                                   =======    =======    =======    =======    =======
Ratio of expenses to average accumulation fund
  balance........................................     1.33%      1.29%      1.32%      1.33%      1.31%
Ratio of net investment loss to average
  accumulation fund balance......................    (1.12)%    (1.02)%    (0.92)%    (0.91)%    (0.74)%
Portfolio turnover...............................    49.87%     34.45%     53.78%     15.21%     32.94%
Number of accumulation units outstanding at end
  of period (000's omitted)......................    3,028      3,084      3,193      3,273      3,431

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                         REPORT OF INDEPENDENT AUDITORS

Contractholders and Board of Managers, Transamerica Occidental's
  Separate Account Fund B
Board of Directors, Transamerica Occidental Life Insurance Company

We have audited the accompanying statement of net assets of Transamerica Occidental's Separate Account Fund B, including the portfolio of investments, as of December 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Occidental's Separate Account Fund B at December 31, 2000, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /S/ ERNST & YOUNG LLP

Des Moines, Iowa
February 21, 2001

          TRANSAMERICA
      OCCIDENTAL'S SEPARATE
         ACCOUNT FUND B

      MANAGERS AND OFFICERS

GARY U. ROLLE, President,
Chairman of Board
DR. JAMES H. GARRITY, Manager
PETER J. SODINI, Manager
JON C. STRAUSS, Manager
WILLIAM T. MILLER, Treasurer,
Assistant Secretary

                                                           (LOGO)
THOMAS M. ADAMS, Secretary
REGINA M. FINK, Assistant
Secretary

Distributor:

Transamerica Financial Resources,
Inc.
1150 South Olive
Los Angeles, California
90015-2211
Tel. (800) 245-8250

Custodian:

Mellon Bank Securities Trust
1 Mellon Bank Ctr.
                                             TRANSAMERICA
Pittsburgh, PA 15258
                                             OCCIDENTAL'S
Tel. (800) 234-6356
                                             SEPARATE
Transamerica Occidental
                                             ACCOUNT FUND B
Life Insurance Company
Annuity Service Center
                                             ANNUAL FINANCIAL
4333 Edgewood Road NE
Cedar Rapids, IA 52499
                                             REPORT

877-717-8861

              (LOGO)

                                             DECEMBER 31, 2000

Must be preceded by a current Separate Account B prospectus.

TFM 1036 Ed. 2-98